Exhibit 21.1
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                           AMERIHOST PROPERTIES, INC.
                             LISTING OF SUBSIDIARIES
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                                                                   State of
                                                                 Incorporation                    Ownership
              Entity                                            or Organization                   Percentage
----------------------------------                            -------------------               ------------
Amerihost Development, Inc.                                        Illinois                         100.00%
Amerihost Lodging Group, Inc.                                      Delaware                         100.00%
Amerihost Management, Inc.                                         Illinois                         100.00%
Amerihost Staffing, Inc.                                           Illinois                         100.00%
AP Equities of Arkansas, Inc.                                      Arkansas                         100.00%
AP Equities of Florida, Inc.                                        Florida                         100.00%
AP Equities of Indiana, Inc.                                        Indiana                         100.00%
AP Equities of Ohio, Inc.                                            Ohio                           100.00%
AP Hotels of Georgia, Inc.                                          Georgia                         100.00%
AP Hotels of Illinois, Inc.                                        Illinois                         100.00%
AP Hotels of Michigan, Inc.                                        Delaware                         100.00%
AP Hotels of Mississippi, Inc.                                    Mississippi                       100.00%
AP Hotels of Ohio, Inc.                                            Delaware                         100.00%
AP Hotels of Pennsylvania, Inc.                                  Pennsylvania                       100.00%
AP Hotels of Texas, Inc.                                           Delaware                         100.00%
AP Hotels of West Virginia, Inc.                                 West Virginia                      100.00%
AP Lodging of Ohio, Inc.                                             Ohio                           100.00%
AP Properties of Ohio, Inc.                                          Ohio                           100.00%
API of Indiana, Inc.                                                Indiana                         100.00%
Hammond Investors, Inc.                                             Indiana                         100.00%
Niles, Illinois Hotel Corporation                                  Illinois                         100.00%
Shorewood Hotel Investments, Inc.                                  Illinois                         100.00%
Shorewood Investors, Inc.                                          Illinois                         100.00%
AP Hotels of West Virginia, Inc.                                 West Virginia                      100.00%
AmeriHost Inns of Illinois, Inc.                                   Illinois                         100.00%
AmeriHost Inns of Ohio, Inc.                                         Ohio                           100.00%
AP Hotels of Wisconsin, Inc.                                       Wisconsin                        100.00%
AP Hotels of Iowa, Inc.                                              Iowa                           100.00%
API/Crawfordsville, Inc.                                            Indiana                         100.00%
API/Cloverdale, Inc.                                                Indiana                         100.00%
API/Marysville, Inc.                                                 Ohio                           100.00%
API/Plainfield, Inc.                                                Indiana                         100.00%
AP Hotels of California, Inc.                                     California                        100.00%
AmeriHost Inns of Michigan, Inc.                                   Michigan                         100.00%
AP Hotels of Missouri, Inc.                                        Missouri                         100.00%
AP Properties of Mississippi, Inc.                                Mississippi                       100.00%
AP Hotels of Tennessee, Inc.                                       Tennessee                        100.00%
AP Hotels of Oklahoma, Inc.                                        Oklahoma                         100.00%
AP Hotels/Altoona, PA, Inc.                                      Pennsylvania                       100.00%
API/Athens, OH, Inc.                                                 Ohio                           100.00%
API/Hammond, IN, Inc.                                               Indiana                         100.00%
API/Lancaster, OH, Inc.                                              Ohio                           100.00%
API/Logan, OH, Inc.                                                  Ohio                           100.00%
API/Metropolis, IL, Inc.                                           Illinois                         100.00%
AP Hotels/Parkersburg, WV, Inc.                                  West Virginia                      100.00%
API/Washington C.H., OH, Inc.                                        Ohio                           100.00%
AmeriHost Inns of America, Inc.                                    Delaware                         100.00%
AmeriHost Inns, Inc.                                               Delaware                         100.00%
AmeriHost Inn Franchising, Inc.                                    Delaware                         100.00%
API/Columbia City, IN, Inc.                                         Indiana                         100.00%
Sullivan Motel Associates Limited Partnership.                      Indiana                         56.00%
White River Junction, VT 393 Limited Partnership                    Vermont                         83.30%
Metropolis, IL 1292 Limited Partnership                            Illinois                         54.90%
Dayton, Ohio 1291 Limited Partnership                                Ohio                           61.50%
Altoona, PA 792 Limited Partnership                              Pennsylvania                       62.78%
New Philadelphia, Ohio 1092 Limited Partnership                      Ohio                           50.35%
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